High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries Investor Presentation March 2009 Exhibit 99.1

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.
JBT Corporation’s (the “Company”) Registration Statement on Form 10 filed on July 28,
2008 and subsequent reports, filed with the Securities and Exchange Commission, include information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.
Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders.  The appendices to this presentation provide reconciliations to GAAP for any non-GAAP measures referenced in this presentation.
Forward-Looking Statements

3 • Investment Highlights • Segment Overview • Business Fundamentals & Core Strategies • Financial Overview Agenda

Investment Highlights

Investment Highlights
• Long, rich history in markets we helped develop
• Technology and market leader with blue chip customer base
• Global footprint with extensive capabilities
• Track record of profitable growth and stable cash flow
• Large installed base drives growth in recurring revenue
• Experienced and diverse leadership team

Long, Rich History in Markets We Helped Develop
1962
Introduced
the Deicer
1969
Introduced the
first Cargo
Loader for the
Boeing 747
1959
Introduced the
first Jetway
passenger
boarding bridge
1920
Introduced the
Cooker Cooler
1950
Introduced the
first In-line Juice
Extractor
1960
Introduced the
first
FLoFREEZE
Freezer
Air Transportation Food Processing
Our history of innovation began with John Bean

sterilize more than 50% of
the world’s shelf stable
canned foods
squeeze more than 75% of
the world’s citrus juices
freeze more than 50% of
the world’s frozen foods
load 70% of the
world’s overnight
express packages
board 75% of U.S.
passengers
Market Leader with Blue Chip Customer Base
Our Systems:

Headquarters
Center of Excellence
Manufacturing & Assembly
Sales & Service

JBT Corporation

8 Global Footprint with Extensive Capabilities More than 50% of revenue derived from outside the United States

2005 2006 2007 2008
2005 2006 2007 2008
Revenue ($MM) EBITDA ($MM)
$823
$844
$978
Track Record of Profitable Growth
$65
$74
$86
8% CAGR
14% CAGR
Note: See Appendix I for reconciliation of EBITDA to Net Income
Record performance in 2008
$96
$1,028

$373
$336
$298
$280
2005 2006 2007 2008
Delivered Base (units)
• FoodTech: 40,000+
• AeroTech: 30,000+
Large Base of Recurring Revenue
Recurring Revenue ($MM)
10% CAGR
Note: Recurring revenue includes aftermarket parts and services, equipment leases, and airport services
Recurring revenue was 36% of 2008 total revenue

11 61% 57% FY08 Total Revenue FoodTech FoodTech FY08 Total Segment Operating Profit $584MM $60.2MM We Are With You, Right Down The Line™

Keystone Foods LLC
Nestlé
Jamba Juice
ConAgra Foods
Délifrance
Moy park
Tyson
OSI
"Love 'em!" Ingham
Sahá Farms
Sadia
Wayne Farms
Campbell's
StarKist
Heinz
Del Monte
Southern Gardens
Sunkist
Cutrale
中粮 COFCO
Morning Star
CitrOvita
Rio Bravo Tomato
Florida's Natural

JBT Corporation

Note: % of 2008 revenue excludes aftermarket parts and service
Tomato Paste
Tomato Sauces
Juices
Beverages
Fruit Processing
32% of revenue
Shelf-Stable Products
Formulated Milks
Beverages
In-Container Processing
14% of revenue
Poultry & Meat
Seafood
Protein Processing
18% of revenue
Poultry & Meat
Seafood
Fruit & Vegetables
Baking Products
Freezing & Chilling
36% of revenue
Technologies Applications Customers
#1 or #2 in Core Product Offerings

JBT FoodTech Field of View
Filling, Closing
& Sterilization
Freezing
Raw Ingredient
Preparation
Thermal
Processing
Non-thermal
Processing
End of Line
Packaging /
Palletizing
Aftermarket
Primary
Processing
Food
Segments
Confect
Bakery
Meat,
Poultry
& Seafood
Fruit &
Vegetable
Ready
Meals
Dairy
Pet
Food
Non-Carb
Bev
Carb
Bev
Process Steps
Freezing and Chilling
In-Container Processing
Aftermarket Products and Services

14 Higher Performance Through Continuous Innovation Coater 3D Portioner Fryer Oven Freezer DSI Accura™ Portioning System GYRoCOMPACT-II Oven GYRoCOMPACT M-Series Spiral Freezer

Convenience
and
Choice
Drive Demand in
Developed Markets
U.S. Poultry Production
Source: National Chicken Council
0%
20%
40%
60%
80%
100%
1975 1980 1985 1990 1995 2000 2005 2007
0
10
20
30
40
Whole Cut-Up Further Lbs of Broilers
Broiler Production = 4.8% CAGR
Further Process = 6.1% CAGR

Source: Rabobank
Developing Markets Provide a Significant Growth
Opportunity for Processed Food Technology
0
0
1
1
1
Diet Profile
Survival Staples
Variety
Convenience
High-tech
Grain
Roots
Meat, Dairy
Fruit &Veg.
Prepared
Foods
Functional
Foods
Diet
Component
Sub-Saharan
Africa
Eastern
Europe
L. America
China
India
Developing
Markets
Developed
Markets
W. Europe
Japan
USA
1
1
1
0
0

JBT AeroTech

technical
support
SERVICE
24/7
maintenance

JBT Corporation

17 From Touchdown to Takeoff ™ $447MM $38.5MM 43% FY08 Total Revenue AeroTech 39% AeroTech FY08 Total Segment Operating Profit

We Address Multiple Needs Across the
Ground Support Spectrum
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs
Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air

FedEx

AMR

groundforce
We handle, you fly.

中國南方航空
CHINA SOUTHERN

BRITISH AIRWAYS

Menzies
AVIATION

AIR FRANCE KLM

AIR CHINA
中国国际航空公司

TCR

Continental

SOUTHWEST AIRLINES

AIR MOBILITY COMMAND

UNITED

DFW

LAS VEGAS • McCARRAN • CLARK COUNTY • NEVADA • INTERNATIONAL • AIRPORT

ups

DEPARTMENT OF DEFENSE • UNITED STATES OF AMERICA

LAX
Los Angeles World Airports

JBT Corporation

Ground Support
43% of revenue
Maintaining and monitoring
facilities and equipment
Passenger boarding
Air and power supply
Gate Equipment
28% of revenue
Container and palletized
cargo loading
Military Equipment
5% of revenue
Container loading
Cargo transporting
Baggage loading
Pushback/Towing
Aircraft Deicing
Airport Services
16% of revenue
Technologies Applications Customers
#1 or #2 in Core Product Offerings
Automated Systems
8% of revenue
Automated Guided Vehicle
Systems for material handling
Note: % of 2008 revenue excludes aftermarket parts and services for AeroTech’s equipment

JBT AeroTech – Market Positions
Loaders Deicers
Tow
Tractors
Pax
Steps
Trans-
porters
Bulk
Load Sys
Passenger
Boarding
Bridges
400Hz
Power
PC Air
Luggage
Tractors
Belt
Loaders
Lav
Service
JBT
• • • • • • • • • •
A
• • • • • • • • •
B
• • • • • • • •
C
• • • • • •
D
• • • • •
E
•
F
•
G
• •
H
•
I
• •
J
•
K
• • •
L
• • •
M
•
N
• •
O
•
P
•
Q
• •
R
•
S
•
T
•
Other Equipment Ground Support Equipment Gate Equipment
Airport
Services

JBT AeroTech – Customers
2008 Sales of new equipment & technical services
Air Freight
7%
US Airlines
9%
Intl. Airlines
12%
Ground
Handlers
18%
Defense
13%
Automated
Guided
Vehicles
8%
Other
2%
Airport
Authorities
31%

World Economy Passenger Traffic Cargo Traffic
Source: The Boeing Company, 2006 Market Outlook, Summary Outlook 2008-2027
Long-term, Passenger and Cargo Traffic Expected to Grow
Faster Than Global Economy
2.9%
4.8%
6.3%
Actual Market Growth Rates: 1985 to 2005
4.0%
5.8%
Forecast Market Growth Rates: 2007 to 2027
3.2%

Business Fundamentals & Core Strategies

• Strong balance sheet and liquidity positions
• Large base of recurring revenue & cash flow
• Broad product, customer, and geographic diversity
• Low capital requirements & efficient working capital
utilization
• Variable cost structure
Solid Fundamentals in the Midst of Uncertainty

25 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FoodTech AeroTech Business Seasonality % of Annual Segment EBIT Historical Avg. ’05-07 2008 Actual

26 • Extend technology leadership • Leverage installed base • Capture international opportunities • Bolt-On Acquisitions Core Strategies

Investment Highlights
• Long, rich history in markets we helped develop
• Technology and market leader with blue chip customer base
• Global footprint with extensive capabilities
• Track record of profitable growth and stable cash flow
• Large installed base drives growth in recurring revenue
• Experienced and diverse leadership team

Financial Overview

$497
$496
$593 $584
$386
$447
$327
$349
2005 2006 2007 2008
FoodTech AeroTech
($23) ($23)
($27)
($28)
$40
$46
$56
$60
$32
$38
$25
$27
2005 2006 2007 2008
Corporate FoodTech AeroTech
Track Record of Profitable Growth
Revenue ($MM) EBIT ($MM)
Notes: 1) Total revenue will not foot due to other revenue and intercompany eliminations
2) Reconciliation of EBIT (a non-GAAP measure) to Net Income is included in
Appendix I
$823
$844
$978
$1,028
$42
$50
$61
$70

16.3%
16.8%
18.4%
18.3%
Efficient Working Capital Management
(% of Revenue)
5.6%
2.9%
6.2%
4.8%
2005 2006 2007 2008
Notes: 1) Adjusted working capital is calculated as current assets (excluding cash and short term investments) less current liabilities (excluding current portion of debt)
2) A Reconciliation to the GAAP measure for working capital is provided in Appendix III
3) The companies included in the selected industrials sample is provided in Appendix V
JBT
Selected
Industrials Mean

$19.7
$1.9
$1.3
$1.2
$2.2
$21.3
$21.1
$19.3
2005 2006 2007 2008
FoodTech AeroTech
$21.6
$23.0
$22.7
$22.9
Capital Expenditures
($MM)
Note: Total capital expenditures include corporate but not shown
Capital expenditures have historically averaged ~2% of revenues

Strong Free Cash Flow Generation
$MM 2005 2006 2007 2008
Net Income from Continuing Operations $26.4 $34.8 $40.1 $44.1
+    Depreciation & Amortization 22.2 23.2 25.1 25.5
- Capital Expenditures (21.6) (22.7) (23.0) (22.9)
- Acquisitions - - - (4.5)
+/- Change in Operating Assets & Liabilities   (1.3) 28.6 (42.3) (6.9)
+/- Other 13.7 12.8 19.2 20.5
+/- Discontinued Operations 5.5 (0.7) 2.5 0.7
Adjusted Free Cash Flow $44.9 $76.0 $21.6 $56.5
Notes: 1) ‘Other’ contains stock based compensation, disposal of assets, purchase of treasury stock, and other changes in balance sheet accounts
2) A reconciliation of Adjusted Free Cash Flow (a non-GAAP measure) to cash provided by operations, is included in Appendix IV

24.2%
20.2%
17.6%
12.5%
2005 2006 2007 2008
Note:   Return on Investment (ROI) is calculated as net income from continuing operations plus after-tax interest expense as a percentage of average owner’s net equity and long term debt, all on a pro-forma basis.
Attractive Return on Investment

Debt Structure
Private Placement Credit Facility
Amount
Maturity
Pricing
Security
Covenants
• $225 MM
• $110 MM drawn as of Q4 2008
• LIBOR +125 bps
• $50MM swapped to 4.9% fixed rate
• Max. Total Debt / EBITDA  of
3.0x
• Min. EBITDA / Interest Expense
of 3.5x
• July 31, 2013
• Unsecured
• $75 MM
• $75 MM drawn as of Q4 2008
• 6.7%
• July 31, 2015
• Unsecured
• Max. Total Debt / EBITDA  of
3.25x
• Min. EBITDA / Interest Expense
of 2.75x

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Appendix I
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007 FY 2008
Net income (GAAP measure) $24.5 $34.6 $36.4 $44.2
add-back:  loss from discontinued operations, net of taxes 1.9 0.2 3.7 (0.1)
add-back:  provision for income taxes on operating income 16.0 16.0 21.5 22.4 less:  interest income, net (0.1) (0.4) (0.5) 3.8
EBIT (non-GAAP measure) $42.3 $50.4 $61.1 $70.3
add-back:  depreciation expense 17.5 18.8 19.8 20.5
add-back:  amortization expense 4.7 4.4 5.3 5.0
EBITDA (non-GAAP measure) $64.5 $73.6 $86.2 $95.8

Appendix II
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
2008 2007
Net income (GAAP measure) $44.2 $36.4
less:  income from discontinued operations, net of taxes (0.1) 3.7 add-back:  provision for income taxes on operating income 22.4 21.5 less:  interest income, net 3.8 (0.5)
Adjusted EBIT (non-GAAP measure) $70.3 $61.1

Appendix III
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007 FY 2008
Current assets $293.9 $313.4 $369.8 $357.0
Current liabilities 240.4 279.2 306.2 264.4
Working capital (GAAP measure) $53.5 $34.2 $63.6 $92.6
less:  cash and cash equivalents (2.7) (10.3) (9.5) (43.6)
less:  short-term investments 0.0 0.0 0.0 0.0
plus:  short-term debt and current portion 0.1 0.2 1.1 0.6
of long-term debt
Adjusted working capital (non-GAAP measure) $50.9 $24.1 $55.2 $49.6
Revenue $823.3 $844.3 $978.0 $1,028.1
Adjusted working capital as a percentage of revenue 6.2% 2.9% 5.6% 4.8%

Appendix IV
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007 FY 2008
Cash provided by operating activities (GAAP measure) $59.6 $96.0 $33.7 $81.8 less:  capital expenditures (21.6) (22.7) (23.0) (27.4)
Free cash flow $38.0 $73.3 $10.7 $54.4
plus:  net cash provided (required) by investing (0.1) (0.4) 7.8 0.7 activities of discontinued operations
plus:  proceeds from disposal of assets 7.0 3.1 3.1 2.1
plus:  other cash provided (required) by investing 0.0 0.0 0.0 0.0 activities
less:  purchase of stock held in treasury 0.0 0.0 0.0 (0.7)
Adjusted free cash flow (non-GAAP measure) $44.9 $76.0 $21.6 $56.5

Appendix V
Listing of Selected Industrials
1. AAR Corporation
2. Baldor Electric Company
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries*
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company
* NACCO Industries data is through 3Q08